                                                           EXHIBIT 10.16


                              AMENDMENT AGREEMENT NO. 3
                              TO THE CREDIT AGREEMENT

     THIS AMENDMENT AGREEMENT NO. 3 (the "Amendment Agreement"), dated as of May 21, 1998 to the CREDIT AGREEMENT dated as of May 1, 1997, as amended (the "Credit Agreement"), made by and among INTERIM SERVICES INC., a Delaware corporation (the "Borrower"), the Borrowing Subsidiaries parties hereto both as of the date hereof or pursuant to SECTION 2.20 to the Credit Agreement (herein each a "Company" and collectively, the "Companies"), the several financial institutions from time to time party to the Credit Agreement (collectively, the "Banks"; individually, a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent for the Banks (in such capacity, the "Documentation Agent"), and NATIONSBANK, N.A., as agent for the Banks (in such capacity, the "Agent").

                                 W I T N E S S E T H:

     WHEREAS, the Borrower, the Companies, the Banks, the Documentation Agent and the Agent have entered into the Credit Agreement;

     WHEREAS, the Borrower has requested (i) that the Documentation Agent, the Agent and the Banks amend the Credit Agreement and (ii) that the Banks consent to an increase in the amount of issuance of the Subordinated Indebtedness described herein; and

     WHEREAS, upon the terms and conditions contained herein the Documentation Agent, the Agent and the Banks are willing to amend the Credit Agreement; and

     WHEREAS, the parties hereto agree that this Amendment Agreement shall be effective immediately after effectiveness of Amendment Agreement No. 2 to the Credit Agreement dated as of May 21, 1998;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

     1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the dates set forth below, as follows:

          a. Effective as of the date hereof, all references appearing in the Credit Agreement to "Interim Services (UK) PLC" shall be deleted in their entirety and substituted in lieu thereof with references to "Michael Page Group PLC (formerly known as Interim Services (UK) PLC."

          b. The definition of "Guarantor" in SECTION 1.1 of the Credit Agreement is hereby amended effective as of the date hereof by amending and restating such definition in its entirety as follows:

          " "Guarantor" means each of Interim Accounting Personnel, Inc., Interim Financial Corporation, Interim Legal Services Inc., Interim Personnel Inc., Interim Temporary Personnel Inc., Rich Field Agency, Inc., Interim Technology Inc., Interim Real Estate Solutions Inc., Cornell Computer Corp., Spectrum Financial Corporation, de Recat Associates, Inc., Interim Career Services Inc., Michael Page International Inc. (and such other Subsidiaries which may become a Guarantor)."

          c.   The definition of "Total Offshore Currency Sublimit" in SECTION
     1.1 of the Credit Agreement is hereby further amended effective as of the date hereof by deleting the figure "$360,000,000" appearing therein and inserting in lieu thereof the figure "$359,207,580".

          d. Effective as of the date hereof, EXHIBIT A to SCHEDULE II to the Credit Agreement is hereby deleted in its entirety and replaced in lieu thereof with EXHIBIT A attached hereto.

          e. Effective as of the date hereof, SCHEDULE 2.1 to the Credit Agreement is hereby deleted in its entirety and replaced in lieu thereof with SCHEDULE 2.1 attached hereto.

          f. Effective as of the date hereof, SCHEDULE 7.13 to the Credit Agreement is hereby deleted in its entirety and replaced in lieu thereof with SCHEDULE 7.13 attached hereto.

     2. SUBORDINATED INDEBTEDNESS. Each Lender consents to the issuance of up to $210,000,000 4.5% Subordinated Convertible Notes due 2005 containing terms and conditions similar to those set forth in Amendment Agreement No. 2 to the Credit Agreement dated as of May 21, 1998.

     3.   REPRESENTATIONS AND WARRANTIES; COVENANTS.

          a. In order to induce the Documentation Agent, the Agent and the Banks to enter into this Amendment Agreement, each Company hereby represents and warrants that the Credit Agreement has been re-examined by such Company and that except as disclosed by any Company in writing to the Banks as of the date hereof:

               (i)   The representations and warranties made by the Borrower in
          Article VII thereof are true on and as of the date hereof except that the financial statements referred to in SECTION 7.10 shall be those most recently furnished to the Agent pursuant to SECTION 8.1;

               (ii) There has been no material adverse change in the condition, financial or otherwise, of such Company and its Subsidiaries since the date of the most recent financial reports of such Company delivered to the Agent under SECTION 8.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

               (iii) The business and properties of such Company and its Subsidiaries are not, and since the date of the most recent financial reports of such Company delivered to the Agent under SECTION 8.1 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

               (iv) After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of such Company under the Credit Agreement or the Notes, either immediately or with the lapse of time or the giving of notice, or both.

          b. No later than 45 days from the date hereof, the Borrower and the Companies agree to cause (i) all of the outstanding capital stock of each of de Recat Associates, Inc., Interim Career Services Inc. and Michael Page International Inc. and 65% of the outstanding capital stock of Crone Corkhill Group PLC to be pledged to the Agent for the benefit of the Banks and (ii) the present pledge by Michael Page Group PLC (formerly known as Interim Services
(UK) PLC) of certain of its capital stock of Michael Page Recruitment Group LTD (formerly known as Michael Page Group PLC) to be amended to reflect the organizational restructuring occurring with respect to such entities.

     4. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of the following:

          a. twenty-two counterparts of this Amendment Agreement duly executed by all signatories hereto;

          b. executed Guaranty Agreements from each of de Recat Associates, Inc., Interim Career Services Inc. and Michael Page International Inc., each in form and substance satisfactory to the Agent; and

          c. copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

     5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty.

Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     6. CONSENT OF GUARANTORS. The Guarantors have joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming their guaranty of Obligations of the Companies as provided in the Guaranty.

     7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

     10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

     12. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

                    [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte by their proper and duly authorized officers as of the day and year first above written.


WITNESS:                      INTERIM SERVICES INC.


--------------                By:
                                 --------------------------------
                              Name: Shannon C. Allen
                              Title:    Treasurer



                              INTERIM SERVICES (EUROPE) INC.


                              By:
                                 --------------------------------
                              Name: Shannon C. Allen
                              Title:    Treasurer



                              MICHAEL PAGE GROUP PLC
                              (formerly known as Interim Services (UK) PLC)


                              By:
                                 --------------------------------
                              Name: Roy Krause
                              Title:   Director

                              INTERIM ACCOUNTING PERSONNEL INC.
                              INTERIM FINANCIAL CORPORATION
                              INTERIM LEGAL SERVICES INC.
                              INTERIM PERSONNEL INC.
                              INTERIM TEMPORARY PERSONNEL INC.
                              RICH FIELD AGENCY, INC.
                              INTERIM TECHNOLOGY INC.
                              INTERIM REAL ESTATE SOLUTIONS INC.
                              CORNELL COMPUTER CORP.
                              SPECTRUM FINANCIAL CORPORATION
                              INTERIM CAREER SERVICES INC.
                              de RECAT ASSOCIATES, INC.
                              MICHAEL PAGE INTERNATIONAL INC.
WITNESS:

                              By:
                                 --------------------------------
                              Name: Shannon C. Allen
                                    Title:    Treasurer

                              NATIONSBANK, NATIONAL ASSOCIATION, as
                              Agent and Issuing Bank


                              By:
                                 --------------------------------
                              Name:      Andrew M. Airheart
                                 --------------------------------
                              Title:     Senior Vice President
                                 --------------------------------


                              NATIONSBANK, NATIONAL ASSOCIATION, as a Bank


                              By:
                                 --------------------------------
                              Name:      Andrew M. Airheart
                                 --------------------------------
                              Title:     Senior Vice President
                                 --------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Documentation Agent and as a Lender


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              THE FUJI BANK AND TRUST COMPANY,
                              as a Co-Agent and as a Lender


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              THE CHASE MANHATTAN BANK,
                              as a Co-Agent and as a Lender


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              FLEET NATIONAL BANK, as a Co-Agent
                              and as a Lender


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              ABN AMRO BANK NV




                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              BANK OF MONTREAL


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, ATLANTA AGENCY


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              THE SUMITOMO BANK, LIMITED


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              THE BANK OF NEW YORK


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              COMERICA BANK


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              HIBERNIA NATIONAL BANK


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              LTCB TRUST COMPANY


                              By:
                                 --------------------------------
                              Name: Tom Meyer
                              Title: Senior Vice President

                              BANK POLSKA KASA OPIEKI


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                              BANK BUMI PUTRA MALAYSIA BERHAD


                              By:
                                 --------------------------------
                              Name:
                                 --------------------------------
                              Title:
                                 --------------------------------

                                      EXHIBIT A

                                    SEE ATTACHED.

                                      EXHIBIT B

                                    SEE ATTACHED.

                                     SCHEDULE 2.1

                                     SEE ATTACHED.

                                   SCHEDULE 7.13

                                   SEE ATTACHED.